UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On January 27, 2021, Dream Finders Holdings LLC (“DFH LLC”), a subsidiary of Dream Finders Homes, Inc. (the “Company”), redeemed all of its outstanding Series C preferred units (the “Series C Preferred Units”). The Company is the sole manager of DFH LLC and owns 100% of the voting membership interest in DFH LLC.  The Series C Preferred Units were redeemed at a redemption price of $26.0 million, plus accrued interest and fees of $0.2 million. Following the redemption of all of the Series C Preferred Units, 7,143 Series B preferred units of DFH LLC remain outstanding, in addition to the 97,830 common units of DFH LLC owned by the Company.

Prior to the redemption, the Series C Preferred Units had the right to receive quarterly distributions equal to the sum of (i) an 11% per annum cumulative preferred return on any outstanding and unreturned capital contribution attributable to the Series C Preferred Units (the “Series C Preferred Return”) and (ii) all proceeds not previously distributed to the holders of the Series C Preferred Units from lot sales by certain of DFH LLC’s joint ventures.  In addition, prior to the redemption, upon the occurrence of certain events or if the Series C Preferred Units had not been redeemed by December 31, 2021 (which date could have been extended by DFH LLC to June 30, 2022), each holder of the Series C Preferred Units had the right to convert all of such holder’s Series C Preferred Units to an amount of the Company’s Class A common stock equal to the quotient obtained by dividing (x) the sum of the unpaid Series C Preferred Return and the unreturned Series C Preferred Unit capital contribution with respect to the Series C Preferred Units to be converted by (y) the book value per share of the Company’s common stock as of the most recent quarter end prior to such conversion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: January 28, 2021